Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-A

KEY PERFORMANCE FACTORS
June 30, 2000



Expected B Maturity 02/15/2005


Blended Coupon 7.4063%


Excess Protection Level
3 Month Average   5.27%
June, 2000   4.89%
May, 2000   5.64%
April, 2000   5.26%


Cash Yield18.75%


Investor Charge Offs 4.56%


Base Rate 9.30%


Over 30 Day Delinquency 4.60%


Seller's Interest12.05%


Total Payment Rate14.03%


Total Principal Balance$54,839,173,315.51


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,607,972,797.02